                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                   _______________

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES AND EXCHANGE ACT OF 1934


           Date of Report (date of earliest event reported): April 15, 1998


                            NORTHWEST AIRLINES CORPORATION
                  (Exact Name of Registrant as Specified in Charter)

                                       DELAWARE
                    (State or Other Jurisdiction of Incorporation)

                                       0-23642
                               (Commission File Number)

                                      95-4205287
                         (I.R.S. Employer Identification No.)

                    2700 LONE OAK PARKWAY, EAGAN, MINNESOTA 55121
                  (Address of principal executive offices)(Zip Code)

                                    (612) 726-2111
                 (Registrant's Telephone Number, Including Area Code)

ITEM 7.   EXHIBITS

          Filed herewith as exhibits to the Registration Statements on Form S-3 (File No.'s 333-13307 and 333-28649) are the trust agreement, trust indenture and security agreement, lease agreement, guarantee agreement, consent agreement and participation agreement relating to the sale/leaseback by Northwest Airlines, Inc. ("Northwest") and Northwest Airlines Corporation ("NWA Corp." and, with Northwest, the "Registrants") of two British Aerospace AVRO RJ85 Aircraft referred to by the designations "[NW 1997 K]" and "[NW 1997 L]" (respectively, the "New [NW 1997 K] RJ85" and the "New [NW 1997 L] RJ85"), on April 15 and May 1, 1998, respectively, which relate to the offering of Northwest's Pass Through Certificates, Series 1997-1, as fully and unconditionally guaranteed by NWA Corp. as provided therein, which closed on September 25, 1997. Pursuant to Instruction 2 to Item 601 of Regulation S-K,
Exhibit 99(b) filed herewith contains a list of documents relating to the sale/leaseback of the New [NW 1997 K] RJ85, which documents are substantially identical to those relating to the New [NW 1997 L] RJ85 and which are filed herewith as Exhibits 4(a)(1) - 4(a)(6) and 99(a), and sets forth the material details by which such documents differ from the corresponding documents for the New [NW 1997 K] RJ85.

          In addition, filed herewith as Exhibits 4(b)(1) and 4(b)(2) to the Registrants' Registration Statements on Form S-3 (File No.'s 333-13307 and 333-2516) are the Form of 8.375% Note due 2004 relating to Northwest's issuance of $150,000,000 aggregate principal amount of its 8.375% Notes due 2004 and the Form of 8.70% Note due 2007 relating to its issuance of $100,000,000 aggregate principal amount of its 8.70% Notes due 2007, each as fully and unconditionally guaranteed by NWA Corp.; and filed herewith as exhibits 4(b)(3) and 4(b)(4) to the Registrants' Registration Statements on Form S-3 (File No.'s 333-13307, 333-28649 and 333-41579) are the Form of 7 5/8% Note due 2005 relating to Northwest's issuance of $200,000,000 aggregate principal amount of its 7 5/8% Notes due 2005 and the Form of 7 7/8% Note due 2008, relating to Northwest's issuance of $200,000,000 aggregate principal amount of its 7 7/8% Notes due 2008, each as fully and unconditionally guaranteed by NWA Corp.

          The following exhibits are filed as part of this Report.

4(a)(1) Amended and Restated Trust Agreement [NW 1997 L], dated as of May 1, 1998, between Sumitomo Bank Capital Markets, Inc., as Owner Participant, and First Security Bank, National Association, as Owner Trustee.

4(a)(2) Trust Indenture and Security Agreement [NW 1997 L], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity except as expressly stated therein but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity except as expressly stated therein but solely as Indenture Trustee.

4(a)(3) First Amendment, dated as of May 1, 1998, to the Trust Indenture and Security Agreement [NW 1997 L], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity except as expressly stated therein but solely as Owner Trustee, and State Street Bank and

          Trust Company, not in its individual capacity except as expressly stated therein but solely as Indenture Trustee.

4(a)(4) Lease Agreement [NW 1997 L], dated as of May 1, 1998, between First Security Bank, National Association, not in its individual capacity except expressly provided therein but solely as Lessor, and Northwest Airlines, Inc., as Lessee.

4(a)(5) Amended and Restated Guarantee [NW 1997 L], dated as of May 1, 1998, from Northwest Airlines Corporation.

4(a)(6) Consent and Agreement [NW 1997 L], dated as of May 1, 1998, from Aero International (Regional) SAS, as agent for and on behalf of British Aerospace (Operations) Limited.

4(b)(1)   Form of 8.375% Note due 2004.

4(b)(2)   Form of 8.70% Note due 2007.

4(b)(3)   Form of 7 5/8% Note due 2005.

4(b)(4)   Form of 7 7/8% Note due 2008.

99(a) Amended and Restated Participation Agreement [NW 1997 L], dated as of May 1, 1998, among Northwest Airlines, Inc., as Lessee, Northwest Airlines Corporation, as Guarantor, Sumitomo Bank Capital Markets, Inc., as Owner Participant, State Street Bank and Trust Company, as Pass Through Trustee, First Security Bank, National Association, not in its individual capacity except as expressly provided therein but solely as Owner Trustee, State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee.

99(b)     Schedule I.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              NORTHWEST AIRLINES CORPORATION

Dated: June 18, 1998               By: /s/ DOUGLAS M. STEENLAND
                                      ------------------------------
                                   Name:  Douglas M. Steenland
                                   Title: Senior Vice President,
                                          General Counsel and
                                          Secretary

                                    EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION

4(a)(1)        Amended and Restated Trust Agreement [NW 1997 L], dated as of
               May 1, 1998, between Sumitomo Bank Capital Markets, Inc., as Owner Participant, and First Security Bank, National Association, as Owner Trustee.

4(a)(2) Trust Indenture and Security Agreement [NW 1997 L], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity except as expressly stated therein but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity except as expressly stated therein but solely as Indenture Trustee.

4(a)(3) First Amendment, dated as of May 1, 1998, to the Trust Indenture and Security Agreement [NW 1997 L], between First Security Bank, National Association, not in its individual capacity except as expressly stated therein but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity except as expressly stated therein but solely as Indenture Trustee.

4(a)(4) Lease Agreement [NW 1997 L], dated as of May 1, 1998, between First Security Bank, National Association, not in its individual capacity except expressly provided therein but solely as Lessor, and Northwest Airlines, Inc., as Lessee.

4(a)(5) Amended and Restated Guarantee [NW 1997 L], dated as of May 1, 1998, from Northwest Airlines Corporation.

4(a)(6) Consent and Agreement [NW 1997 L], dated as of May 1, 1998, from Aero International (Regional) SAS, as agent for and on behalf of British Aerospace (Operations) Limited.

4(b)(1)        Form of 8.375% Note due 2004.

4(b)(2)        Form of 8.70% Note due 2007.

4(b)(3)        Form of 7 5/8% Note due 2005.

4(b)(4)        Form of 7 7/8% Note due 2008.

99(a) Amended and Restated Participation Agreement [NW 1997 L], dated as of May 1, 1998, among Northwest Airlines, Inc., as Lessee, Northwest Airlines Corporation, as Guarantor, Sumitomo Bank Capital Markets, Inc., as Owner Participant, State Street Bank and Trust Company, as Pass Through Trustee, First Security Bank, National Association, not in its individual capacity except as expressly provided therein but solely as Owner Trustee, State Street Bank and Trust Company of Connecticut,

               National Association, as Subordination Agent, and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee.

99(b)          Schedule I.